UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2017

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2017, Ampio Pharmaceuticals, Inc. (the “Company”) entered into an Addendum No. 7 (the “Addendum”) to the Sponsored Research Agreement, dated September 1, 2009 (as amended, the “Research Agreement”), by and between the Company and Trauma Research LLC (“Trauma Research”). Pursuant to the Addendum, the Research Agreement was terminated effective July 5, 2017. Trauma Research is an entity controlled by the Company’s director and Chief Scientific Officer, David Bar-Or, M.D. Trauma Research previously conducted drug and biomarker discovery and development programs for the Company at Trauma Research’s research facilities and the Company provided funding and some scientific personnel under the Research Agreement.

The description of the Addendum set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1.

The information set forth under Item 5.02 of this Current Report on Form 8-K is hereby incorporated in this Item 1.01 by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Addendum and the termination of the Research Agreement is hereby incorporated in this Item 1.02 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2017 the Company entered into an amendment to the Employment Agreement, effective August 1, 2010, with David Bar-Or, M.D., the Chief Scientific Officer and a director of the Company (the “Amendment”). Under the Amendment, the term of Dr. Bar-Or’s Employment Agreement was extended through July 31, 2018.

The description of the Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Addendum No. 7, dated June 30, 2017, to the Sponsored Research Agreement, dated September 1, 2009, by and between Ampio Pharmaceuticals, Inc. and Trauma Research LLC.

10.2	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and David Bar-Or, M.D., dated June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Thomas E. Chilcott, III
Thomas E. Chilcott, III

Chief Financial Officer

Dated: July 6, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Addendum No. 7, dated June 30, 2017, to the Sponsored Research Agreement, dated September 1, 2009, by and between Ampio Pharmaceuticals, Inc. and Trauma Research LLC.

10.2	Amendment to Employment Agreement between Ampio Pharmaceuticals, Inc. and David Bar-Or, M.D., dated June 30, 2017.